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                            ASSET PURCHASE AGREEMENT

     This Asset Purchase Agreement ("Agreement") is made this 24th day of September, 1997 by and among Diplomat Corporation, a Delaware Corporation with its principal place of business at 25 Kay Fries Drive, Stony Point, New York ("Diplomat"), Lew Magram, Inc., a Delaware corporation with a place of business at 414 Alfred Avenue, Teaneck, New Jersey ("Magram"), or an assignee or designee of either Diplomat or Magram (Diplomat, Lew Magram or the assignee or designee are referred to herein as "Purchaser"); Jean Grayson's Brownstone Studio, Inc., a New York Corporation with its principal place of business at 1111 Seacaucus Road, Seacaucus, New Jersey 07094 ("Brownstone") and Wilroy, Inc., a 1111 Seacaucus Road, Seacaucus, New Jersey 07094 ("Wilroy") (Brownstone and Wilroy are collectively referred to as "Sellers" or "Company").

                                    RECITALS

     WHEREAS, Sellers have filed for Chapter 11 bankruptcy protection, and are currently subject to the bankruptcy court's jurisdiction, in the Southern District of New York, Case Nos. 97 B 41214 (JLG) and 97 B 41215 (JLG) ("Seller's Bankruptcy"); and

     WHEREAS, Purchaser will, upon the closing of the transactions contemplated hereby and subject to Bankruptcy Court approval, acquire those assets of Sellers set forth on Schedule 1(a)(i) hereto, which assets constitute substantially all of the Assets of Sellers; and

     WHEREAS, the Sellers desire to sell, transfer and assign to Purchaser and the Purchaser desires to purchase from Sellers those assets of Sellers set forth on Schedule 1(a)(i) hereto, which assets constitute substantially all of the Assets (as such term is hereinafter defined) of the Sellers.

     NOW THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1.   Acquisition of Assets

          (a) Assets to be Acquired. At the Closing and upon the terms and subject to the conditions of this Agreement and upon the representations, warranties and covenants herein made, Sellers agrees to sell, assign, transfer, convey and deliver to Purchaser, and Purchaser agrees to purchase from Sellers, those assets of the Company set forth on Schedule 1(a)(i) Hereto ("Assets")free and clear of all liens, pledges, security interests, options, claims, charges and encumbrances of any kind whatsoever, together with all rights now and hereafter attaching thereto, except with respect to those liens set forth in Section 1(b) hereof. Specifically excluded from such purchase and sale are, without limitation, those assets particularly set forth on Schedule 1(a)(ii) attached hereto.

          (b) Purchase Price. Upon the terms and subject to the conditions set forth in this Agreement, subject to the representations, warranties and covenants made herein, and in exchange for the Assets, Purchaser hereby agrees to the following:

          (i) to assume irrevocably all indebtedness and obligations owed by Seller to Congress Financial Corporation ("Congress"), including any amounts advanced pursuant to a certain junior participation agreement dated September __, 1997 by and among Congress, Robert
               M. Rubin and Jay M. Kaplowitz ("Bid"); and

          (ii) to issue and transfer to Sellers, on the Closing Date, an option to purchase an aggregate of 200,000 shares of Diplomat Corporation's ("Diplomat") Common Stock, exercisable at any time for a period of three years from the date of issuance of such option at an exercise price equal to the closing price of Diplomat's common stock as listed on the Nasdaq SmallCap Market on the business day immediately preceding the Closing Date, such options being exercisable on an all or none basis ("Option Payment"), as more fully set forth in the form of option agreement attached hereto at Exhibit 1(b)(ii).

     The Bid and the Option Payment are collectively referred to herein as the "Purchase Price").

          (c) Assumption of Liabilities. Other than the liabilities being assumed as part of the Purchase Price, and those set forth on Schedule 1(c) hereto, Purchaser will not assume any of Sellers' other liabilities, provided however, Purchaser does agree to assume all liabilities of Sellers which result from commitments made subsequent to the implementation of a certain management agreement dated September 17, 1997 by and between Purchaser and Sellers.

          (d) Closing. The closing of the Acquisition of the Assets (the "Closing") will take place at the Offices of Purchaser's Counsel within ten (10) days of entry of an order of the Bankruptcy Court approving this Agreement in form and substance, such order being reasonably satisfactory to Purchaser and not the subject of a stay pending appeal, but in no event later than November 30, 1997 unless extended in the sole discretion of the Purchaser. The Closing will be subject to the conditions herein discussed in Section 5 hereof.

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          (e) Delivery of the Assets and Payments.


               (i) At the Closing Sellers shall cancel indicia of ownership on their behalf of the Assets by assigning in the name Purchaser, or its designee(s), the Assets set forth in Exhibit 1(a)(i). Sellers shall also provide Purchaser, in form reasonably satisfactory to the Purchaser, such deeds, bills of sale, endorsements, assignments, receipts and other instruments as shall be sufficient to vest in the Purchaser good and marketable title to the Assets, free and clear of all liens, claims and encumbrances.

               (ii) Sellers will be responsible for, and will pay, any and all applicable sales taxes, transfer taxes and similar charges arising in connection with the transactions contemplated by this Agreement.

     2. Representations and Warranties of the Company. The Company represents and warrants to Purchaser, which representations and warranties shall survive the Closing, that:

          (a) Organization, Standing, etc. of the Company. Each Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has full corporate power and authority to conduct its business as presently conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. Each Seller is duly qualified to do business as a foreign corporation doing business in the States of New Jersey, _______________________. There are no other jurisdictions in which the conduct of its business or its ownership or leasing of property requires that the Company qualify as a foreign corporation. Neither Seller has subsidiaries and neither owns any shares of capital stock of any other corporation.

          (b) Authority for Agreement; Conflict with Authority. The execution, delivery, and performance of this Agreement by each Seller has been duly authorized by all necessary corporate action, and this Agreement constitutes a valid and binding obligation of the Company enforceable against it in accordance, with its terms. The execution and carrying out of the transactions contemplated by this Agreement and compliance with its provisions by each Seller will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, its Certificate of Incorporation or its By-Laws or, in any material respect, any indenture, lease, loan agreement or other instrument to which either Seller is a party or by which it or any of its properties are bound, or any decree, judgment, order, statute, rule or regulation applicable to the Company, and subject only to the consent of Congress.

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          (c) Governmental Consent, etc. Other than the need for an order from the Bankruptcy Court approving this Agreement and the transaction contemplated hereby, no consent, approval, order or authorization of, or registration, qualification, designation, declaration, or filing with, any governmental authority is required on the part of the Company in connection with the execution and delivery of this Agreement, or the consummation of the other transactions contemplated by this Agreement.

          (d) Title to Properties; Liens. Except for liens granted to secure indebtedness owed by Sellers to Congress, the Company has good title to, or a valid and current leasehold interest in, the properties and assets reflected in the Schedules hereto, and such properties and assets are free and clear of all liens, security interests, charges and encumbrances, except (i) as disclosed on the Financial Statement, (ii) liens for current taxes not yet due and payable, and (iii) such imperfections of title or zoning restrictions, easements or encumbrances, if any, as do not materially interfere with the present use of such property or assets.

          (e) Compliance with Other Instruments. Except with respect to indebtedness owed by Sellers to Congress, neither Seller is in violation of any term or provisions of its Certificate of Incorporation or By-Laws, or of any material term of any instrument, loan agreement, agreement, judgment, decree, order, statute, rule or regulation applicable to the Company.

          (f) Labor Relations. The Company has certain pension, retirement or similar plan or obligations, none of which are being assumed by the Purchaser. The Company is a party to a collective bargaining agreement with Local 23-25, UNITE, regarding terms and conditions of employment for certain Company employees. Prior to sale, the Company shall make reasonable efforts to secure from Local 23-25, UNITE, an agreement terminating the collective bargaining agreement. The Company has no actual knowledge of any current organization efforts by among or regarding any Company employees not within the UNITE bargaining unit. The Company has no actual knowledge of any material failure to comply with all applicable laws, including, but not limited to, ERISA, and regulations relating to employment matters including, but not limited to, those relating to wages, hours, discrimination and payment of social security and similar laws.

          (g) Tax Returns and Payment. All of the tax returns and reports of the Company required by law to be filed have been duly and accurately filed and all taxes shown due thereon have been paid and all payroll tax withholdings have been timely deposited. There are in effect no waivers of the applicable statute of limitations for federal, state or local taxes for any period. The Company agrees to indemnify and save the Purchaser

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     harmless and to promptly pay to the Purchaser or reimburse the Purchaser for all losses, liabilities or obligations incurred by Purchaser resulting from tax liabilities of the Company No deficiency assessment or proposed adjustment of the Company's federal, state and local taxes is pending, and the Company has no knowledge of any proposed liability for any tax to be imposed upon its properties or assets, for which there is not an adequate reserve reflected in the Financial Statement.

          (h) Patents, Trademarks. Attached at Schedule 2(h) is a list of all of the Company's patents, trademarks and copyrights. The Company has good title to all of its material patents, trademarks, copyrights, trade names and trade secrets, or adequate licenses and rights to use patents, trademarks, copyrights, trade names and trade secrets of others necessary to the conduct of its business. The business of the Company is being carried on without known conflicts with patents, licenses, trademarks, copyrights, trade names and trade secrets of others and to the best of the Company's knowledge, no other persons are conducting their businesses in conflict with patents, licenses, trademarks, copyrights, trade names and trade secrets used by the Company.

          (i) Environmental Matters. To the best knowledge of the Company (i) the Company has obtained all permits and licenses which are required in connection with its business under all applicable laws and regulations relating to pollution or protection of the environment (the "Environmental Laws") and is in compliance therewith; (ii) the Company has at all times conducted its business in material compliance with all Environmental Laws and the Company has not received any written or oral notice of any past, present or future events, conditions or circumstances, which would interfere with or prevent compliance or continued compliance with any Environmental Laws or which would form the basis of any claim, demand or investigation, based on or related to the Company's business or other activities; (iii) to the Company's knowledge there is no civil, criminal or administrative action or proceeding pending or threatened against the Company, relating in any way to any Environmental Laws; (iv) there do not exist, and at no time since the Company acquired any premises owned, leased or used by it (the "Subject Premises"), have there existed any conditions which would require remediation by the Company under any Environmental Laws; (v) there are no underground storage tanks located on the Subject Premises and (vi) the Company has at all times during its ownership or occupation of the Subject Premises disposed of all wastes, hazardous or otherwise, generated by the use of the Subject Premises in accordance with Environmental Laws.

          (j) Compliance with Laws and Regulations. The Company has complied in all material respects with all laws and regulations applicable to the conduct of its business.

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          (k) Insurance. The Company has in full force and effect insurance policies of the types and in amounts appropriate to be carried by business entities operating businesses similar to that of the Company.

          (l) Product Liability Claims. There are no pending or threatened product liability claims by customers or any third parties of the Company with respect to the business or operations of the Company, any products now or previously manufactured and/or sold by the Company, nor does there exist a basis therefor.

          (m) Full Disclosure. The representations and warranties of the Company contained in this Agreement do not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading.

          (n) Powers of Attorney. Except as specified in Schedule 2(n), there are no powers of attorney, limited powers of attorney, proxies or discretionary accounts in place which entitle any employee, independent contractor or the third party to deal with any account of the Company or which would bind the Company in any other way.

          (o) Documents Furnished. Before the Closing, Sellers will have delivered to Purchaser or given Purchaser access to all documents which are set forth on Schedule 2(o), including but not limited to:

               (a) access to insurance policies in force under which the Company is insured;

               (b) access to all permits and licenses held by the Company or by any of the officers and directors of the Company with respect to the business of the Company;

               (c) delivery of all audits, reviews and correspondence referring to management's accounting policies and practices between the Company and its independent accountants;

               (d) access to all compensation and employment agreements and any other material agreement between the Company and any employee, independent contractor, head hunter or any other third party, as well as any agreement entered into by the Sellers pertaining in any respect to the Company;

     Company shall make available subsequent to the Closing hereof for review by Purchaser or Purchaser's representatives, all other books, records and documents of the Company which Purchaser reasonably requests.

          (p) Bank Accounts. Schedule 2(p) sets forth the names and locations of all banks, depositories and other financial institutions in which the

     Company has an account or safe deposit box and the names of all persons authorized to draw thereon or to have access thereto.

     3. Representations and Warranties of Purchaser. The Purchaser represents and warrants to the Company, which representations and warranties shall survive the Closing, that:

          (a) Organization, Standing, etc, of the Purchaser. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as presently conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement.

          (b) Authority for Agreement. The execution, delivery, and performance of this Agreement by the Purchaser has been duly authorized by all necessary corporate action, and this Agreement constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms. The execution and carrying out of the transactions contemplated by this Agreement and compliance its with provisions by the Purchaser will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, its Certificate of Incorporation or its By-Laws or, in any material respect, any indenture, lease, loan agreement, agreement, or other instrument to which the Purchaser is a party or by which it or any of its properties are bound, or any decree, judgment, order, statute, rule or regulation applicable to the Purchaser.

          (c) Commission Reports. Diplomat has made all required filings of reports and forms with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act") since _________. All such reports and forms (as amended, in the case of any thereof which were amended after filing) were prepared in all material respects in accordance with the requirements of the Exchange Act and the rules and regulations thereunder. As of their respective dates (or as of the date last amended, in the case of any thereof which were amended after filing), none or such reports or forms contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent corrected by a subsequently filed amendment or other report, form or document. The audited consolidated financial statements and unaudited interim financial statements and schedules of Diplomat (as amended, if applicable) contained in such public reports (or incorporated therein by reference) were prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as noted therein, and fairly presented in all material respects the consolidated financial condition and results of operations of

     Diplomat and its consolidated subsidiaries as at the respective dates thereof and for the periods indicated therein, subject in the case of interim unaudited financial statements to normal year-end audit adjustments.

          4.   Covenants

          (a) Access to Records and Properties of the Company.

               (1) Between the date of this Agreement and the Closing, Sellers shall give to Purchaser and its agents and representatives, including but not limited to its accountants, attorneys and consultants, such access to the premises, books and records of the Company, and to cause the officers and employees of the Company to furnish such financial and operating data and other information with respect to the Company, as Purchaser shall from time to time reasonably request in a manner so as not to interfere with the ordinary course of business of the Company.

               (2) In the event the sale and purchase hereunder shall not be consummated, Sellers and Purchaser shall treat as confidential all documents, materials and other information which they shall have obtained regarding the Sellers or Purchaser during the course of the negotiations leading to the transaction contemplated hereby, the investigation of the Sellers or Purchaser, and the preparation of this Agreements, and shall return all copies of non-public documents and materials which have been furnished in connection therewith. However, nothing contained herein shall prohibit Sellers or Purchaser from:

                    (i) using such documents, materials and other information in connection with any action or proceeding brought or any claim asserted by Sellers or Purchaser in respect of any breach of any representation, warranty or covenant made pursuant to this Agreement; or

                    (ii) supplying or filing such documents, material or other information (1) to federal, state or local government, agency or authority to the extent required in connection with the obtaining of any other consent, waiver, amendment, modification, approval, authorization, permit or license which may be necessary to effectuate this Agreement and to consummate the transactions contemplated hereby or (2) to the extent required under legal process by subpoena or other court order.

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          (b) Operation of the Company Prior to Closing. From the date hereof and until the earlier of (i) the Closing, and (ii) the implementation of a management agreement by and among Purchaser, Brownstone and Wilroy, except as otherwise expressly contemplated by this agreement or to the extent that Purchaser shall otherwise expressly consent in writing, the Company shall operate its business as presently operated and solely in the ordinary course, and, consistent with such operation, the Sellers:

               1. shall not effect any amendment to the Company's Certificate or Articles of Incorporation or Bylaws;

               2. shall not change the Company's corporate name or permit the use thereof by any other person;

               3. except for matters expressly permitted under this Agreement, shall not pay or agree to pay to any employee, officer, or director of the Company, compensation that is in excess of the current compensation level of such employee, officer, or director, except for annual increases in the ordinary course of business consistent with prior practices and consistent with bonus and commission policies in effect on the date of this Agreement;

               4. shall not merge or consolidate the Sellers with any other corporation, association, partnership, joint venture or other entity or allow it to acquire or agree to acquire any corporation, association, partnership, joint venture, or other entity;

               5. shall not sell, transfer, pledge or otherwise dispose of any assets of the Company, except in the ordinary course of business consistent with prior practices;

               6. shall not create, incur, assume, or guarantee any indebtedness for money borrowed by the Company, any other corporation or any individual except in the ordinary course of business, or create or suffer to exist any mortgage, lien, or other encumbrance on any of its properties or assets, real or personal, except those in existence on the date hereof;

               7. shall not make any capital expenditure, or series of related capital expenditures, in excess of $20,000 not previously approved by Purchaser;

               8. except as set forth herein, shall not declare or pay any dividends on or make any distributions of any kind with respect to any of the Company's capital stock;

               9. shall maintain the facilities, Assets, and properties of the Company in good operating repair, order, and condition, reasonable wear and tear excepted, and to notify

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          Purchaser immediately upon any loss of, damage to, or destruction of any of the assets of the Company;

               10. shall maintain in full force and effect with respect to the assets, employees and business of the Company, all present insurance coverage of the types and in the amounts as are in effect as of the date of this Agreement and to apply the proceeds received under any such insurance policy or as a result of any loss or destruction of or damage to any assets of the Company, to the repair or replacement of such assets;

               11. shall use its reasonable best efforts to preserve the present employees, reputation and business organization of the Company, and the relationship of the Company with its customers and others having business dealings with it;

               12. shall not permit the issuance of any additional shares of the capital stock of the Company or take any action affecting the capitalization of the Company;

               13. shall refrain from taking any action, and not suffer to exist any event or occurrence, which would render any representation and warranty contained herein inaccurate in all material respects at any time between the date hereof and the Closing, including as of the Closing, and to promptly advise Purchaser of any breach of any representation and warranty, covenant, condition or obligation of Sellers hereunder;

               14. shall comply with and not be in default or violation under any law, regulation, decree or order applicable to the business, operations or assets of the Company; and

               15. shall not enter into any contract or arrangement which obligates the Company to expend more than $10,000.

          (c) Consents and Notices. Promptly after the date hereof, Sellers and Purchaser shall use their best commercially reasonable efforts to obtain all necessary or desirable consents and notices to effectuate this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof, or to continue in effect and to assure that the Sellers and Purchaser shall continue to be entitled to all of the benefits of the all contracts to which Sellers are a party and access to the bank accounts of the Sellers, and shall give all notices to third parties required to be given by the Sellers in contemplation and as a result of the transactions contemplated by this Agreement. Sellers shall promptly advise the Purchaser of any difficulties encountered by the Sellers in obtaining any such consents, waivers, approvals and authorization.

          (d) Commercially Reasonable Covenant to Satisfy

     Conditions. Sellers shall use commercially reasonable efforts to cause the obligations contained in Section 5 to be satisfied to the extent that the satisfaction of such conditions is in the control of the Company; however, the foregoing shall not constitute a limitation upon the covenants and obligations of Sellers and Purchaser otherwise expressly set forth in this Agreement.

          (e) Restriction on Transfer. From the date hereof until Closing, Sellers shall not without the written consent of Purchaser sell, assign, pledge, donate, transfer or otherwise dispose of any shares of the capital stock of the Company or permit any shares of the capital stock of the Company to be sold, assigned, pledged, donated, transferred or otherwise disposed of or enter into any agreement in which the Sellers agrees to take such action.

          5.   Conditions to Closing.

          (a) Conditions Precedent to Purchaser's Obligations on the Closing Date. The obligations of the Purchaser on the Closing Date as provided in
     Section 1(a) shall be subject to the satisfaction on or prior to the Closing Date of the following conditions precedent, any one or more of which may be waived by the Purchaser:

               (1) Representations and Warranties. The representations and warranties by the Company in Section 2 hereof shall be true and accurate on and as of the Closing.

               (2) Performance. The Company shall have performed and complied with all agreements and conditions contained herein or in other ancillary documents incident to the transactions contemplated by this Agreement required to be performed or complied with by it prior to or at the Closing.

               (3) Consents, Etc, The Company shall have obtained the approval of the Bankruptcy Court, as evidenced by an order satisfactory in form and substance to Purchaser, which is not subject to a stay pending appeal or writ of certiorari, which approves the terms of this Agreement, as well as all other permits, consents and authorizations that shall be necessary, desirable or required lawfully to consummate this Agreement.

               (4) Compliance Certificate. The Company shall have delivered to the Purchaser or its representative at the Closing an Officer's Certificate to the effect that the representations and warranties of the Company continue to be true and accurate on the Closing, and that all conditions specified herein have been fulfilled.

               (5) Proceedings and Documents. All corporate and other proceedings in connection with the transactions con-

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          templated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Purchaser and its counsel, and the Purchaser and its counsel shall have received all such counterpart originals (or certified or other copies) of such documents as they may reasonably request.

               (6) Material Changes; Due Diligence. Since the date of this Agreement, except as to changes, occurrences, conditions or developments, the magnitude and aspects of which have been specifically disclosed to the Purchaser prior to the date hereof, there shall not have been any material adverse change in the business, assets, operations or prospects of the Company (as determined by the Purchaser in its sole discretion).

          (b) Conditions Precedent to Company's Obligations. The obligations of the Company on the Closing Date as provided in Section 1(a) shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions precedent, any one or more of which may be waived by the Company.

               (1) Representations and Warranties. The representations and warranties by the Purchaser in Section 3 hereof shall be true and accurate on and as of the Closing Date.

               (2) Performance. The Purchaser shall have performed and complied with all agreements and conditions contained herein or in other ancillary documents incident to the transactions contemplated by this Agreement required to be performed or complied with by it prior to or at the Purchaser.

               (3) Compliance Certificate. The Purchaser shall have delivered to the Company at the Closing an Officer's Certificate to the effect that the representations and warranties of the Purchaser continue to be true and accurate on the Closing Date, and that all conditions specified in Sections 5(b)(1) and (2), inclusive, have been fulfilled.

          6.   Indemnification.

          (a) Indemnification by the Sellers. The Sellers ("Indemnitors") jointly and severally hereby agree to indemnify and hold harmless Purchaser against all losses, liabilities, costs, damages and expenses, including reasonable attorneys fees, incurred by Purchaser resulting from, arising out of, or connected with:

               (1) any damage or deficiency resulting from the material breach of any representation or warranty under Section 2 in this Agreement or any instrument furnished to Purchaser hereunder, any material misrepresentation or omission, material breach of warranty, material nonfulfillment of any agreement on the part of the Indemnitors under this Agreement or from any misrepresentation in or omission from any certificate, document or other instrument furnished or to be furnished to Purchaser hereunder;

               (2) all undisclosed liabilities of the Company of any nature, whether accrued, absolute, contingent or otherwise, existing at the Closing;

               (3) the material nonfulfillment of any covenant made by the Indemnitors or the Company in this Agreement or in any instrument furnished by the Indemnitors or the Company to Purchaser or in connection with the Closing; and

               (4) all actions, suits, proceedings, demands, assessments, judgments, costs, including attorneys fees, and expenses incident to any of the foregoing.

          (b) Claims. If it shall be determined in accordance with Section 6(a) that any of the Indemnitors are required to indemnify the Purchaser for any claim, judgment and expenses, including attorneys fees, relating to any litigation by a court of competent jurisdiction or as a result of a settlement approved by the Purchaser, the amount of such indemnification shall be paid by the Indemnitors, jointly and severally, from time to time, on demand, for any amounts as to which the indemnity relates. In the event of a determination of the amount of any indemnification pursuant to this Section, the Purchaser shall give the Indemnitors written notice of the existence of any claim and shall give the Indemnitors written notice of the amount of loss or damage relating to any such claim within a reasonable period of time so as not to prejudice the Indemnitors' rights. The Purchaser shall give the Indemnitors notice before settling any claim in whole or in part, and the Indemnitors shall have the right to participate in the defense of any such claim at their own expense.

          7.   Miscellaneous.

          (a) Expenses. Each party shall bear its own costs, including attorneys fees, involved in the negotiating of this Agreement and consummation of the transactions contemplated hereby.

          (b) Survival of Agreements. All agreements, covenants, representations and warranties contained herein or made in writing in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement.

          (c) Notices. All notices, requests, consents and other communications herein shall be in writing and shall be mailed by first class certified mail, postage prepaid, return receipt requested or personally delivered, in each case addressed:

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         if to Magram:

                           Lew Magram Ltd.
                           414 Alfred Avenue
                           Teaneck, New Jersey 07666
                           Attn: Warren H. Golden

         With a copy to:

                           Gersten, Savage, Kaplowitz, Fredericks & Curtin, LLP 101 East 52nd Street
                           New York, New York 10022
                           Attn: Wesley C. Fredericks, Jr., Esq.

         If to Brownstone/Wilroy:

                           Jean Grayson's Brownstone Studio, Inc
                           1111 Seacaucus Road
                           Seacaucus, New Jersey 07094
                           Attn: President

         With a copy to:

                           Reid & Priest, LLP
                           40 East 57th Street
                           New York, New York 10019
                           Attn: Marc E. Richards, Esq.

                                       and

                           Baer Marks& Upham, LLP
                           805 Third Avenue
                           New York, New York 10022
                           Attn: Larry D. Henin, Esq.

     or, in any such case, at such other address or addresses as shall have been furnished in writing to the other parties hereto in accordance with the provisions of this Section 7(c). For purposes of computing the time periods set forth in this Agreement, the date of mailing shall be deemed to be the delivery date.

          (d) Modifications; Waiver. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or in writing, except that any provision of this Agreement may be amended and the observance of any such provision may be waived (either generally or in a particular instance and either retroactively or prospectively) with (but only with) the written consent of the parties to be charged.


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



          (e) Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereby, and supersedes all negotiations, agreements, representations, warranties and commitments, whether in writing or oral, prior to the date hereof.

          (f) Successors and Assigns. All of the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successor and assigns of the parties hereto.

          (g) Remedies at Law or in Equity. If any party shall default in any of its respective obligations under this Agreement following ten (10) business days' notice thereof and such default shall be continuing or if any representation or warranty of the respective parties made in this agreement or in any certificate, report or other instrument delivered under or pursuant to any term hereof shall be untrue or misleading when taken as a whole in any material respect as of the date of this Agreement or as of the Closing Date or as of the date it was made, furnished or delivered, the other party may proceed to protect and enforce its rights by suit in equity or action at law, whether for the specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in furtherance of the exercise of any power granted in this Agreement, or to enforce any other legal or equitable right of such party or to take any one or more of such actions, but only as to matters which have not been waived or consented to by the other parties in accordance with Section 8(d). In the event the non-breaching party brings such an action against the breaching party, the prevailing party in such dispute shall be entitled to recover from the other party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

          (h) Remedies Cumulative: Waiver. No remedy referred to herein is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available at law or in equity. No express or implied waiver of any default shall be a waiver of any future or subsequent default. The failure or delay in exercising any rights granted a party hereunder shall not constitute a waiver of any such right and any single or partial exercise of any particular right shall not exhaust the same or constitute a waiver of any other right provided herein.

          (i) Exhibits and Documentation. All Exhibits and Schedules annexed hereto and all documentation specifically referred to herein, are incorporated in and made a part of this Agreement as if set forth herein.

     Any matter disclosed on any such documentation

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



     or Exhibit or Schedule hereto shall be deemed also to have been disclosed on any other applicable documentation referred to herein, as the case may be.

          (j) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

          (k) Events of Termination. Anything herein or elsewhere to contrary notwithstanding, this Agreement may be terminated by written notice of termination at any time before the purchase of the Assets (i) by mutual written consent of the parties; or (ii) by written notice by Purchaser to Sellers if on the Closing Date the representations and warranties of Sellers are determined to be incorrect, inaccurate or misleading in any material respect as determined by Purchaser.

          (l) Governing Law and Severability. This Agreement shall be governed by the laws of the State of New York, without regard to its conflict of laws principles. If any provision of this Agreement or any application thereof is held to be unenforceable, the remainder of the Agreement and any application of such provision shall not be affected thereby and to the extent permitted by law, there shall be substituted for the provisions held unenforceable, provisions which shall, as nearly as possible have the same economic effect as the provisions held unenforceable.

          (m) Headings. The descriptive headings of the Sections hereof and the Schedules and Exhibits hereto are inserted for convenience only and do not constitute a part of this Agreement.



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



     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                        LEW MAGRAM, INC.




                                        By:__/s/_______________________

                                        JEAN GRAYSON'S BROWNSTONE, INC.



                                        By:__/s/______________________


                                        WILROY, INC.



                                        By:__/s/______________________






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